11. FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2018
Notes
11. FINANCIAL INSTRUMENTS

11. FINANCIAL INSTRUMENTS

The fair values of the Company’s cash, restricted cash, other receivables, due from optionees, property deposits, funds held for optionees, accounts payables and accrued liabilities, accounts payable owed by optionees, due to related parties and loans and other borrowings approximate their carrying values because of the short-term nature of these instruments.

The Company’s financial instruments are exposed to certain financial risks, including credit risk, liquidity risk, interest risk, commodity price risk and currency risk.

(a)         Credit risk

The Company’s cash is held in financial institutions in Canada, Portugal, Kosovo and Barbados and property deposits are held by Portuguese regulatory authorities.  Amounts are receivable from optionees.

(b)              Liquidity risk

       Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company manages liquidity risk through the management of its capital structure.

As at December 31, 2018, the Company had cash of $106,288 (December 31, 2017 - $182,794), VAT receivables of $22,308 (December 31, 2017 - $36,666) and other receivables of $123,837 (December 31, 2017 - $30,559) to settle current liabilities, net of funds held for optionees and accounts payable owed by optionees, of $766,550 (December 31, 2017 - $204,761).

Accounts payable and accrued liabilities are due within the current operating period.

(c)         Interest rate risk

                     Interest rate risk is not material as the Company does not have any significant financial assets or liabilities subject to fluctuation in interest rates.

(d)         Equity market price risk

The Company is exposed to price risk with respect to equity market prices. Price risk as it relates to the Company is defined as the potential adverse impact on the Company’s ability to finance due to movements in individual equity prices or general movements in the level of the stock market. The Company closely monitors individual equity movements and the stock market to determine the appropriate course of action to be taken by the Company.

 (e)        Currency risk

The Company’s property interests in Portugal and Kosovo make it subject to foreign currency fluctuations and inflationary pressures which may adversely affect the Company’s financial position, results of operations and cash flows. The Company is affected by changes in exchange rates between the Canadian Dollar and foreign functional currencies. The Company does not invest in foreign currency contracts to mitigate the risks. The Company has net monetary liabilities of $439,300 dominated in US dollars and Euros. A 1% change in the absolute rate of exchange in US dollars and Euros would affect its net loss by $21,000.

IFRS 7 establishes a fair value hierarchy that prioritizes the input to valuation techniques used to measure fair value as follows:

Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices); and

Level 3 – inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The following table sets forth the Company’s financial assets measured at fair value by level within the fair value hierarchy as at December 31, 2018 and 2017.

As at December 31, 2018	Level 1	Level 2	Level 3	Total
Assets:
Cash	$106,288	$-	$-	$106,288
Restricted cash	-	-	-	-
	$106,288	$-	$-	$106,288

As at December 31, 2017	Level 1	Level 2	Level 3	Total
Assets:
Cash	$182,794	$-	$-	$182,794
Restricted cash	167,910	-	-	167,910
	$350,704	$-	$-	$350,704

As at December 31, 2018, the carrying value of financial assets classified as subsequently measured at amortized cost totalled $319,399 (December 31, 2017 - $587,433). See Note 3 j).